                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                             MORGAN FUNSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------


Reg (S) 240.14a-101
SEC 1913 (3-99)

                             MORGAN FUNSHARES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD WEDNESDAY, APRIL 17, 2002

The Annual Meeting of Shareholders of Morgan FunShares, Inc. (the Fund) will be held at Park Place, 10 West Streetsboro, Hudson, Ohio at 4:00 p.m., Eastern Time, on Wednesday, April 17, 2002 for the following purposes:

1. To elect eight directors to the Fund's Board of Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

2. To ratify or reject the continuation of the Investment Advisory Agreement dated April 2, 1996, as amended February 19, 2001, between the Fund and Burton
D. Morgan.

3. To ratify or reject the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent public accountants for the fiscal year ending December 31, 2002.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record as of the close of business on Monday, March 25, 2002 are entitled to vote at the meeting or any adjournment thereof.

                       BY ORDER OF THE BOARD OF DIRECTORS

                              Catherine Kantorowski
                                    Secretary

Hudson, Ohio
March 29, 2002

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 PROXY STATEMENT

The accompanying proxy is solicited by the Directors of Morgan FunShares, Inc. (the Fund) for use at the Annual Meeting of its Shareholders, to be held at Park Place, 10 West Streetsboro St., Hudson, Ohio at 4:00 p.m., Eastern Time, on Wednesday, April 17, 2002.

Shareholders of record as of the close of business on the record date, Monday, March 25, 2002, are entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, 1,175,990 common shares of the Fund were outstanding, each of which is entitled to one vote at the Annual Meeting.

This proxy statement and form of proxy is being mailed to shareholders on or about March 29, 2002.

The Fund will furnish, without charge, copies of its most recent Annual Report and Semi-Annual Report to any shareholder who requests them by contacting Mr. Robert Pincus, Fifth Third/Maxus Investment Advisors, 1301 East Ninth St., 36th Floor, Cleveland, Ohio 44114 (Call toll-free 1-800-446-2987). These reports are not to be regarded as proxy-soliciting material.

1. ELECTION OF DIRECTORS

During July 2001, Mr. William Cordier announced his intention to resign from the Fund's Board of Directors in conjunction with his decision to relocate his residence to Florida. At a regular meeting of the Board of Directors held on July 17, 2001, the Board of Directors nominated Mr. William Dougherty to fill the vacancy left by Mr. Cordier. At the same meeting, the Board of Directors determined that it should increase the size of the Board of Directors to eight directors and appointed Mr. William Fellows to serve as the additional director.

It is the intention of the persons named in the accompanying form of proxy to vote at the Annual Meeting for the election of the eight nominees named below as Directors of the Fund to serve until the next Annual Meeting and until their successors are elected and qualified. Each such nominee has consented to being named herein and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as proxies not to vote the shares represented by his proxy for any or all of the nominees for election.

INFORMATION CONCERNING NOMINEES

The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the Fund's records:

------------------------------ ----------------------------------------------------------------- -------------------
NAME AND POSITION WITH THE     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND AGE               NUMBER AND % OF
FUND                                                                                             SHARES
                                                                                                 BENEFICIALLY
                                                                                                 OWNED AS OF
                                                                                                 3/25/02
------------------------------ ----------------------------------------------------------------- -------------------
J. Martin Erbaugh              Mr. Erbaugh has served as President of The JM Erbaugh Company     5,400 (1)
Director and Member of the     (a consulting company) from 1994 to the present. He has been a
Audit Committee                Director of the Fund since 1994. Age: 53
------------------------------ ----------------------------------------------------------------- -------------------
Burton D. Morgan*              Mr. Morgan is the Chairman of Morgan Bank, NA. He is also the     580,000
Chairman and Director          President of Basic Search, Inc. (a venture capital firm); a
                               Director of Multi Color, Inc.; and a Director of Morgan
                               Adhesives, Inc. (an adhesives manufacturer). He has held all of these positions for more than five years. Mr. Morgan has been a registered investment advisor from October, 1995 through the present. He has served as a Director of the Fund since 1993.
                               Age: 85.

------------------------------ ----------------------------------------------------------------- -------------------
Robert F. Pincus               Mr. Pincus has been an Assistant Vice President, Senior           6,000 (1)(2)
Director, President, and       Investment Executive with Fifth Third Securities, Inc. from
Member of the Audit Committee  2001 to present. He has been employed with various affiliates of
                               Fifth Third and Maxus from 1985 to the present. Mr. Pincus has served as a Director of the Fund since 1993. Age: 57.

------------------------------ ----------------------------------------------------------------- -------------------
William A. Dougherty           Mr. Dougherty has served as the President and Chief Executive     0
Director                       Officer of Morgan Bank, NA from February 1998 to the present.
                               He has been a Director of the Fund since 2001. Age: 43.
------------------------------ ----------------------------------------------------------------- -------------------


------------------------------ ----------------------------------------------------------------- -------------------
William H. Fellows             Mr. Fellows has served as the Chairman of FC Machine Tool &       100 (1)
Director                       Design, Inc. (a manufacturer of metal parts) from 1999 to the present. He has served as an Independent Consultant to FC Machine
                               Tool & Design, Inc. from 1996 to the present. Mr. Fellows has been a Director of the Fund since 2001. Age: 84.
------------------------------ ----------------------------------------------------------------- -------------------
James M. Hojnacki              Mr. Hojnacki is a Regional Vice President for The Provident       0
Director and Chairman of the   Bank. He has been employed with the bank from 1992 to the
Audit Committee                present. He has served as a Director of the Fund since 1996.
                               Age: 40.
------------------------------ ----------------------------------------------------------------- -------------------
James C. Onorato               Mr. Onorato has been the President of Summit Capital, Inc. (a     800 (1)
Director and Vice President    financial services company) from 1998 to the present. He was a
                               Vice President / Portfolio Manager for Maxus Investment Group
                               (now Fifth Third / Maxus Investment Advisors) from 1995 - 1997.
                               He has served as a Director of the Fund since 1998. Age: 45
------------------------------ ----------------------------------------------------------------- -------------------
John P. Laird                  Mr. Laird has served as the President of JPL Associates, Inc.     0
Director                       (a marketing consulting firm) from 1995 to the present. He is also a Director of Business Development for SGS Net, LLC (an internet design / marketing company) (2000 to present), and a
                               Registered Representative with Financial Network Investment Corp.
                               (an investment advisory company) (2001 to present). He has served as a Director of the Fund since 2001. Age: 60.

------------------------------ ----------------------------------------------------------------- -------------------


* Mr. Morgan is an "interested person" as defined by the Investment Company Act of 1940 by reason of his acting as investment advisor to the Fund upon approval of the continuation of the Investment Advisory Agreement, and by reason of his beneficial ownership of 49.3% of the outstanding shares of the Fund.

(1) Constitutes less than 1% of outstanding shares.

(2) Includes 1,500 shares owned by Mr. Pincus' spouse as to which Mr. Pincus disclaims beneficial ownership.

As of March 25, 2002, all nine officers and directors as a group held 596,300 shares, constituting 50.7% of the outstanding shares of the Fund.

Five meetings of the Board of Directors were held during the fiscal year ended December 31, 2001. Each Director other than Messrs. Dougherty and Laird, who each attended one meeting during the portion of the year during which they served as directors, attended at least 75% of the meetings of the Board of Directors during 2001.

The Fund does not have nominating or compensation committees. The Board of Directors established an Audit Committee in 1998. The general function of the Audit Committee, the identity of the Audit Committee's members and the number of meetings held by the Audit Committee during fiscal 2001 are set forth below.

AUDIT COMMITTEE

The Audit Committee held three meetings during fiscal 2001. The primary functions of the Audit Committee are to evaluate the performance and fees of the Fund's independent auditors, review the annual audit and the Fund's internal accounting controls with the independent auditors, review the results of the audit with management, consult with management with respect to the Fund's internal accounting controls and other operating systems, review all related party transactions on an ongoing basis, and review potential conflict of interest situations where appropriate. The current members of the Audit Committee are Messrs. James M. Hojnacki (Chairman), J. Martin Erbaugh, and Robert F. Pincus.

At the February 26, 2002 meeting of the Board of Directors, the Audit Committee recommended to the Board of Directors the selection of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent accountants for the year ending December 31, 2001. The Board of Directors, acting on such recommendation, appointed McCurdy & Associates as independent accountants, subject to shareholder approval at the 2002 Annual Meeting.


EXECUTIVE OFFICERS

In addition to Messrs. Morgan, Pincus and Onorato, the Fund has the following executive officer:

------------------------------ ----------------------------------------------------------------- -------------------
NAME AND POSITION WITH THE     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND AGE               NUMBER AND % OF
FUND                                                                                             SHARES
                                                                                                 BENEFICIALLY
                                                                                                 OWNED AS OF
                                                                                                 3/25/02
------------------------------ ----------------------------------------------------------------- -------------------
Catherine Kantorowski          Mr. Kantorowski has served as the Executive Secretary to Burton   4,000 (1)
Secretary                      D. Morgan for more than five years. She has served as Secretary to the Fund since 1996. Age: 71.
------------------------------ ----------------------------------------------------------------- -------------------


(1) Constitutes less than 1% of outstanding shares.

COMPENSATION OF DIRECTORS

Each Director who was not acting as the Investment Advisor or was not an interested person of Mutual Shareholder Services, LLC. earned compensation from the Fund in the amount of $100 for each Board of Directors or shareholders meeting attended. The Board of Directors met five times in fiscal year 2001. Members of the Audit Committee receive $100 for each meeting of the Audit Committee unless such meeting immediately follows a meeting of the Board of Directors. During fiscal year 2001 the Fund's Directors were paid the following amounts under these arrangements: Mr. Pincus, $600; Mr. Onorato, $500; Mr. Erbaugh, $600; Mr. Fellows, $200; Mr. Dougherty, $100; Mr. Laird, $300; Mr. Hojnacki, $500.

2. CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

The Fund's investments are managed by Burton D. Morgan under an Investment Advisory Agreement (the Advisory Agreement) entered into in 1996 and amended in 2001.

The Advisory Agreement provides that Mr. Morgan is entitled to receive an annual fee of .80% of the average value of the Fund's net assets payable monthly. The Advisory Agreement also provides that the Advisor will reimburse the Fund in the amount, if any, by which total operating expenses of the Fund for any fiscal year, exclusive of taxes, interest, brokerage fees and commissions, amortization and extraordinary expenses, exceed 2% of the average annual net assets of the Fund, except that the amount required to be reimbursed for any fiscal year will not exceed the amount of fees received by the Advisor with respect to that fiscal year. Mr. Morgan received an advisory fee from the Fund for the fiscal year ended December 31, 2001 in the amount of $70,533, net of reimbursements of $19,264.

Mr. Morgan advises the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus. He also makes investment decisions with respect to the Fund's assets and places orders to purchase and sell securities. In all of these efforts, Mr. Morgan is supervised by the Fund's Board of Directors.

The Advisory Agreement automatically renews each year if it is approved by the Fund's Board of Directors, or by a vote of a majority of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not interested persons of the Fund, by vote cast in person at a meeting called for the purpose of voting on the approval. The Advisory Agreement may be terminated at any time without penalty by the Fund, upon the vote of the majority of the Fund's Board of Directors or by vote of the majority of the Fund's outstanding voting securities, upon notice to the Fund. The Advisory Agreement may also be terminated at any time without penalty by the Advisor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with a matter to which the Advisory Agreement relates. However, nothing in the Advisory Agreement protects the Advisor against liability to the Fund or to the holders of the Fund's shares for willful misfeasance, bad faith, or gross negligence on his part in the performance of his duties. The Advisor is also not protected from liability resulting from his reckless disregard of his obligations and duties under the Advisory Agreement.

The Advisor is doing business as a sole proprietor whose address is Park Place, 10 West Streetsboro, Hudson, Ohio 44236-2850. The Advisor is the Chairman and a Director of the Fund.

The affirmative vote of at least 67% of the shares represented at the meeting (if more than 50% of the outstanding shares entitled to vote are represented at the meeting) or a majority of the outstanding shares of the Fund, whichever is less, is required to approve this proposal.

The Fund has an Accounting Services Agreement with Mutual Shareholder Services, LLC (formerly an affiliate of Fifth Third / Maxus Investment Advisors. On January 1, 2001, it was purchased by a private buyer). The Agreement provides that Mutual Shareholder Services, LLC. will maintain the current books, accounts, records, journals or other records of original entry relating to the business of the Fund. Under the Agreement, the Fund paid Mutual Shareholder Services, LLC. $46,924.53 during fiscal year 2001.

3. RATIFICATION OF APPOINTMENT OF AUDITORS

The Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, have selected McCurdy & Associates C.P.A.'s, Inc. to continue as Auditors for the Fund for the fiscal year ending December 31, 2002. McCurdy & Associates C.P.A.'s, Inc. has advised the Fund that it has no direct or indirect financial interest in the Fund. This selection is subject to the approval of the shareholders of the Fund at the Annual Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for or against ratification of the selection.

The following table sets forth the aggregate fees billed by the independent accountants for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders (Audit Fees); (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provides services to the Fund (Financial Information Systems Design); and (iii) all other services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provides services to the Fund (All Other Fees).

------------------------- ---------------------------------- -----------------
AUDIT FEES                FINANCIAL INFORMATION SYSTEMS      ALL OTHER FEES
                          DESIGN
------------------------- ---------------------------------- -----------------
$11,110                   0                                  0
------------------------- ---------------------------------- -----------------


                              BENEFICIAL OWNERSHIP

As of March 25, 2002, the only persons who are known by the Fund to be the beneficial owners of more than 5% of the outstanding shares of the Fund are Burton D. Morgan, Park Place, 10 West Streetsboro, Hudson, Ohio, who owns 580,000 shares (49.3%) of the outstanding shares as of that date, and Luke E. Sims, 777 E. Wisconsin Ave., Suite 3700, Milwaukee, Wisconsin, who owns 115,136 shares (9.8%) of the outstanding shares as of that date.


                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's directors and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Fund. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms which they file with the SEC.

To the Fund's knowledge, based solely on review of the copies of such reports furnished to the Fund and written representations that no other reports were required during 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                                  OTHER MATTERS

The Fund knows of no business to be brought before the Meeting except as set forth above. If, however, any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

                              REVOCATION OF PROXIES

Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, a shareholder present at the Meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no specification is made on a proxy, it will be voted for the election of Directors, for ratification of the continuation of the Investment Advisory Agreement, for ratification of the continuation of the independent accountants, and for approval to amend the Articles of Incorporation to increase the amount of authorized common shares.

                             SOLICITATION OF PROXIES

Proxies will be solicited by mail and may also be solicited in person or by telephone by Officers or Directors of the Fund. The cost of preparing and mailing this statement and the accompanying form of notice and proxy will be borne by the Fund.

Although neither Ohio law nor the Articles of Incorporation or Code of Regulations of the Fund specifically provide for such matters, the Fund's policy and practice is that (i) properly executed proxies that are marked abstain or are held in street name by brokers that are not voted on one or more proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting, and (ii) abstentions and broker non-votes will not be treated as either a vote for or a vote against any of the proposals to which such abstention or broker non-vote applies.

                          PROPOSALS OF SECURITY HOLDERS

Proposals of shareholders intended to be presented at the Annual Meeting of the Fund in 2003 must be received by the Fund no later than December 31, 2002 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The mailing address of the Fund is Park Place, 10 West Streetsboro, Hudson, Ohio 44236.

                       BY ORDER OF THE BOARD OF DIRECTORS

                              Catherine Kantorowski
                                    Secretary
March 29, 2002

MORGAN FUNSHARES, INC.
C/O CORPORATE TRUST SERVICES
MAIL DROP 10AT66-4129
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OH 45202




NAME APPEARS





                              FOLD AND DETACH HERE
.................................................................................
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
 THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED
                               FOR ALL PROPOSALS.

             PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY


                                    DATE ____________________



     NAME APPEARS                   SIGNATURE _______________

                                    SIGNATURE _______________

                                    Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign partnership name by authorized person as a joint account, please provide both signatures.

            R.S. ROWE & COMPANY, INC.; JOB NO. 10521; PROOF OF 3-7-02 TELEPHONE (781)849-9700; (212)926-2444; (800)324-6202; FAX NO.(781)849-9740
                       EMAIL ADDRESS: rsrowe@interserv.com

                           pm6/5th-3rd/MORGAN-PRX/pm6


                             MORGAN FUNSHARES, INC.
            ANNUAL MEETING OF SHAREHOLDERS-WEDNESDAY, APRIL 17, 2002
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Burton D. Morgan and J. Martin Erbaugh, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Morgan FunShares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders held at Park Place, 10 West Streetsboro, Hudson, Ohio on Wednesday, April 17, 2002 at 4:00 p.m., local time, and any adjournment thereof.

1. ELECTION OF DIRECTORS: To elect eight Directors to the Fund's Board of Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified. (Terms expiring at the 2003 Annual Meeting.)


     1. J. Martin Erbaugh     3. Robert P. Pincus        5. James M. Hojnacki     7. John P. Laird
     2. Burton D. Morgan      4. William A. Dougherty    6. James C. Onorato      8. William H. Fellows

          [ ] FOR all nominees listed above                 [ ] WITHHOLD AUTHORITY to vote for
              (except as specified below).                      all nominees listed above.
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided below.)
-----------------------------------------------------------------------------------------------------------------------------------

2. To ratify the continuation of the Investment Advisory Agreement dated April 2, 1996, as amended, between the Fund and Burton D. Morgan.

                    [ ]  FOR            [ ]  AGAINST        [ ]  ABSTAIN

3. To ratify the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent public accountants for the fiscal year ending December 31, 2002.

                    [ ]  FOR            [ ]  AGAINST        [ ]  ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and matters incident to the conduct of the Annual Meeting.